UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2012

SRS LABS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21123 (Commission File Number)	33-0714264 (I.R.S. Employer Identification No.)

2909 Daimler Street Santa Ana, California	92075
(Address of Principal	(Zip Code)
Executive Offices)

(949) 442-1070

(Registrant’s telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-l2 under the Exchange Act (17 CFR 240.l4a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Item 8.01. Other Events.

On July 2, 2012, SRS Labs, Inc. (“SRS”) and DTS, Inc. (“DTS”) issued a joint press release announcing that SRS stockholders that wish to make an election with respect to the consideration to be received in the proposed merger with DTS must deliver a properly completed election form to Computershare by 5:00 p.m. New York City time on July 16, 2012.

The foregoing description is qualified in its entirety by reference to the press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated July 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRS LABS, INC.

	By:	/s/ Thomas C.K. Yuen
		Name:	Thomas C.K. Yuen
		Title:	Chairman and CEO

Date: July 2, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated July 2, 2012.